Inventory	12 Months Ended
Dec. 31, 2020
Disclosure of inventories [text block] [Abstract]
INVENTORY
6.	INVENTORY

	December 31, 2020	December 31, 2019	December 31, 2018
Finished products	3,349,382	2,964,890	3,028,617
Impairment of finished products	(1,255,649)	(212,000)	-
Accessories and spare parts	632,000	627,005	628,848
Impairment of accessories and spare parts	(316,000)	-	-
Total	2,409,733	3,379,895	3,657,465

Provision on Inventory

On an annual basis, management reviews the inventory for impairment. For the year ended 2020, it was determined that $1,571,649 of the inventory was impaired (2019 - $212,000) due to slow movement. The accessories and spare parts related to these products amounted to $316,000 (2019 - $Nil), which was also impaired.

Liens

As discussed in Note 11, a lender has a lien on all of the assets of Signifi Mobile Inc. which includes the inventory of finished goods which comprises $1,289,133 at December 31, 2020 net of impairments.